UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. _______ )
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Endologix, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
INFORMATION CONCERNING SOLICITATION AND VOTING
PROPOSAL ONE
Class III
Class I
Class II
Summary Compensation Table
Grants of Plan-Based Awards in 2006 Fiscal Year
Outstanding Equity Awards at 2006 Fiscal Year-End
Director Compensation Paid for the 2006 Fiscal Year
Potential Payments upon Termination or Change in Control
Compensation Committee Report
PROPOSAL TWO
DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
OTHER BUSINESS
PROXY ENDOLOGIX, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held May 22, 2007
To the Stockholders of Endologix, Inc.:
     You are cordially invited to attend the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of Endologix, Inc. (the “Company”) on May 22, 2007 at 8:00 a.m., Pacific time. The Annual Meeting will be held at the Company’s offices at 11 Studebaker, Irvine, California 92618 for the following purposes, as more fully described in the accompanying proxy statement:
     1. To elect three individuals to serve as Class III members of the Company’s Board of Directors for a term of three years or until their successors are duly elected and qualified.
     2. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007.
     3. To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
     Only stockholders of record at the close of business on April 17, 2007 will be entitled to vote at the Annual Meeting or any adjournment or postponement thereof.
By Order of the Board of Directors
Paul McCormick
President and Chief Executive Officer
Irvine, California
April 18, 2007
Your vote is important. To vote your shares by proxy you may do any one of the following:
•	Vote at the internet site address listed on your proxy card;

•	Call the toll-free number listed on your proxy card; or

•	Sign, date and return in the envelope provided the enclosed proxy card.
If you choose the third option, please do so promptly to ensure your proxy arrives in sufficient time.

PROXY STATEMENT
INFORMATION CONCERNING SOLICITATION AND VOTING
GENERAL
     The enclosed proxy is solicited on behalf of the Board of Directors of Endologix, Inc. (the “Company”) for use at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 22, 2007 at 8:00 a.m., Pacific time, at the Company’s offices at 11 Studebaker, Irvine, California 92618, at which time stockholders of record as of April 17, 2007 will be entitled to vote. On April 1, 2007, the Company had 42,718,806 shares of its common stock outstanding.
     The Company intends to mail this proxy statement and the accompanying proxy card on or about April 24, 2007 to all stockholders entitled to vote at the Annual Meeting. The Company’s principal executive offices are located at 11 Studebaker, Irvine, California 92618.
VOTING
     The shares of common stock constitute the only outstanding class of voting securities of the Company. The presence in person or by proxy of the holders of a majority of the common stock issued and outstanding constitutes a quorum for the transaction of business at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of common stock held as of the record date on each matter to be voted on at the Annual Meeting. For purposes of the quorum and the discussion below regarding the vote necessary to take stockholder action, stockholders of record who are present at the Annual Meeting in person or by proxy and who abstain, including brokers holding customers’ shares of record who cause abstentions to be recorded at the Annual Meeting, are considered stockholders who are present and entitled to vote and count toward the quorum. Brokers holding shares of record for customers generally are not entitled to vote on certain matters unless they receive voting instructions from their customers.
     Directors are elected by the affirmative vote of a plurality of votes cast at the Annual Meeting and therefore, broker non-votes and abstentions or votes that are withheld will be excluded entirely from the vote and have no effect on the election of directors. Ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2007 requires the affirmative vote of a majority of the shares present or represented and entitled to be voted at the Annual Meeting. Uninstructed shares are entitled to vote on this matter, and therefore broker non-votes and abstentions will have the effect of votes against the proposal.
     Shares of common stock represented by a properly executed proxy received in time for the Annual Meeting will be voted as specified therein, unless the proxy previously has been revoked. Unless otherwise specified in the proxy, the persons named therein will vote FOR the election of each of the director nominees named in this proxy statement and FOR ratification of the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2007. As to any other business properly submitted to stockholders at the Annual Meeting, the persons named in the proxy will vote as recommended by the Board of Directors or, if no recommendation is given, in their discretion.

HOW TO VOTE
     You may vote by proxy or in person at the Annual Meeting. To vote by proxy, you may: vote at the Internet site address listed on your proxy card, call the toll-free number set forth on your proxy card or mail your signed and dated proxy card in the envelope provided. Even if you plan to attend the Annual Meeting, you are recommended to vote by proxy prior to the Annual Meeting. You can always change your vote as described below.
REVOCABILITY OF PROXIES
     Any person giving a proxy pursuant to this solicitation has the power to revoke it at any time before it is voted. It may be revoked by the holder of record by filing with the Secretary of the Company at the address above, a written notice of revocation or a new duly executed proxy bearing a date later than the date indicated on the previous proxy, or it may be revoked by the holder of record attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.
SOLICITATION
     The Company will bear the entire cost of proxy solicitation, including costs of preparing, assembling, printing and mailing this proxy statement, the proxy card and any additional material furnished to stockholders. Copies of the solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others, to forward to such beneficial owners. The Company may, if deemed necessary or advisable, retain a proxy solicitation firm to deliver solicitation materials to beneficial owners and to assist the Company in collecting proxies from such individuals. The Company may reimburse persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, electronic mail or personal solicitation by directors, officers or other regular employees of the Company. No additional compensation will be paid to directors, officers or other regular employees for such services.

Security Ownership of Certain Beneficial Owners and Management
     The following table sets forth certain information known to the Company regarding the ownership of the Company’s common stock as of April 1, 2007 by: (i) each stockholder known to the Company to be a beneficial owner of more than five percent (5%) of the Company’s common stock; (ii) each director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all current directors and officers of the Company as a group.

	Number of Shares	Percentage of
	Beneficially	Outstanding
	Owned	Shares
Name and Address (1)	(2)	(3)
Federated Investors, Inc. (4)	9,971,406	23.3%
Elliott Associates (5)	5,140,000	12.0%
Goldman, Sachs & Co. (6)	3,466,225	8.1%
Franklin D. Brown (7)	477,200	1.1%
Paul McCormick (8)	643,988	1.5%
Robert J. Krist (9)	127,454	*
Karen Uyesugi (10)	116,407	*
Stefan D. Schreck (11)	101,890	*
Ronald H. Coelyn (12)	57,500	*
Roderick de Greef (13)	81,354	*
Edward B. Diethrich, M.D. (14)	613,775	1.4%
Jeffrey F. O’Donnell (15)	295,417	*
Gregory D. Waller (16)	81,875	*
All directors and officers as a group (10 persons) (17)	2,596,860	5.9%

*	Represents beneficial ownership of less than 1%

(1)	Unless otherwise indicated, the business address of each holder is: c/o Endologix, Inc., 11 Studebaker, Irvine, CA 92618.

(2)	The number of shares of common stock beneficially owned includes any shares issuable pursuant to stock options that are currently exercisable or may be exercised within 60 days after April 1, 2007. Shares issuable pursuant to such options are deemed outstanding for computing the ownership percentage of the person holding such options but are not deemed to be outstanding for computing the ownership percentage of any other person.

(3)	Applicable percentages are based on 42,718,806 shares outstanding on April 1, 2007, plus the number of shares such stockholder can acquire within 60 days after April 1, 2007.

(4)	Based on information contained in a Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2006. The address of Federated Investors, Inc. is Federated Investors Tower, 5800 Corporate Drive, Pittsburgh, Pennsylvania 15222.

(5)	Based on information contained in a Schedule 13D/A filed with the Securities and Exchange Commission on September 28, 2006. The address of Elliott Associates, L.P. is 712 Fifth Avenue, 36th Floor, New York, New York 10019.

(6)	Based on information contained in a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2007. The address of Goldman, Sachs & Co. is 85 Broad Street New York, New York 10004.

(7)	Includes 212,500 shares subject to options exercisable within 60 days after April 1, 2007 and 214,700 shares held in a family trust.

(8)	Includes 162,500 shares subject to options exercisable within 60 days after April 1, 2007.

(9)	Includes 86,198 shares subject to options exercisable within 60 days after April 1, 2007.

(10)	Consists of shares subject to options exercisable within 60 days after April 1, 2007.

(11)	Includes 97,188 shares subject to options exercisable within 60 days after April 1, 2007.

(12)	Consists of shares subject to options exercisable within 60 days after April 1, 2007.

(13)	Consists of shares subject to options exercisable within 60 days after April 1, 2007.

(14)	Includes 523,775 shares held by T&L Investments L.P. Dr. and Mrs. Edward B. Diethrich hold a total of 98% of the voting and dispositive power over the shares through a 98% ownership of the capital stock of EBDFam, Inc., the general partner in T&L Investments L.P. Also includes 30,000 shares held in a family trust and 60,000 shares subject to options exercisable within 60 days after April 1, 2007.

(15)	Consists of shares subject to options exercisable within 60 days after April 1, 2007.

(16)	Consists of shares subject to options exercisable within 60 days after April 1, 2007.

(17)	Includes 1,250,939 shares subject to options exercisable within 60 days after April 1, 2007.

PROPOSAL ONE
ELECTION OF DIRECTORS
     The Board of Directors currently consists of seven members, divided into three classes approximately equal in size. Each class of directors is elected for three-year terms on a staggered term basis, so that each year the term of office of one class will expire and the terms of office of the other classes will continue for periods of one and two years, respectively. The nominees for election at the Annual Meeting will serve as Class III directors, with a term expiring at the annual meeting of stockholders to be held in 2010. Each director is elected to serve until the expiration of his term, or until his successor is duly elected and qualified.
     The nominees for election as Class III directors at the Annual Meeting are Paul McCormick, Roderick de Greef and Gregory D. Waller, each of whom is currently a director of the Company. Mr. McCormick has served as a director since 2002 and Messrs. de Greef and Waller have served as directors since 2003. Messrs. McCormick, de Greef and Waller have each indicated a willingness to continue to serve on the Board of Directors if elected. However, in the event any nominee is unable to or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for an additional nominee who shall be designated by the current Board of Directors to fill the vacancy. Unless otherwise instructed, the proxy holders intend to vote all proxies received by them in favor of the nominees listed above.
Vote Required and Recommendation of the Board of Directors
     The three candidates receiving the highest number of affirmative votes of shares entitled to vote at the Annual Meeting will be elected directors of the Company. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE THREE NOMINEES NAMED ABOVE.
Information With Respect to Nominees And Directors
     Set forth below for each nominee for election as director and for each director of the Company, is information regarding his age, position(s) with the Company, the period he has served as a director, any family relationship with any other director or executive officer of the Company, and the directorships currently held by him in corporations whose shares are publicly registered.
Class III
(Directors nominated for office with a term expiring in 2010)
     Paul McCormick, 54, is the Company’s President and Chief Executive Officer and has been a director since May 2002. Mr. McCormick has more than 27 years in the medical device industry. The majority of his career has been in emerging medical technologies. Mr. McCormick joined the former Endologix in January 1998, prior to its merger with the Company in May 2002, as Vice President of Sales and Marketing, and served as President and Chief Operating Officer from January 2001 until the merger in May 2002. He then served in the same position with the Company until January 2003 when he became President and Chief Executive Officer. Previously, he held various sales and marketing positions at Progressive Angioplasty Systems, Heart Technology, Trimedyne Inc., and United States Surgical Corporation.
     Roderick de Greef, 46, has served on the Company’s Board of Directors since November 2003. Mr. de Greef has served as the Chief Financial Officer of Cambridge Heart since October 2005. Mr. de Greef served as the Executive Vice President, Chief Financial Officer and Secretary of Cardiac Science, Inc. from March 2001 to September 2005. From 1995 to 2001, Mr. de Greef provided corporate finance advisory services to a number of early stage companies including Cardiac Science, where he was instrumental in securing equity capital beginning in 1997, and advising on merger and acquisition activity. From 1989 to 1995, Mr. de Greef was Vice President and Chief Financial Officer of BioAnalogics, Inc. and International BioAnalogics, Inc., both publicly held development stage medical technology companies located in Portland, Oregon. From 1986 to 1989, Mr. de Greef was Controller and then Chief Financial Officer of publicly held Brentwood Instruments, Inc. Mr. de Greef has a B.A. in Economics and International

Relations from California State University at San Francisco and an M.B.A. from the University of Oregon. Mr. de Greef also serves on the boards of BioLife Solutions, Inc. a public biotechnology company located in Owego, New York and True Colors International, Inc., an Irvine-based public educational services company.
     Gregory D. Waller, 57, has served on the Company’s Board of Directors since November 2003. Mr. Waller has been Chief Financial Officer of Universal Building Products, a manufacturer of concrete construction accessories since March 2006. Previous to that, Mr. Waller had been in retirement except for board directorships. Mr. Waller served as Vice President-Finance, Chief Financial Officer and Treasurer of Sybron Dental Specialties, Inc., a manufacturer and marketer of consumable dental products, from August 1993 until his retirement in May 2005 and was formerly the Vice President and Treasurer of Kerr, Ormco and Metrex. Mr. Waller joined Ormco in December 1980 as Vice President and Controller and served as Vice President of Kerr European Operations from July 1989 to August 1993. Mr. Waller has an MBA with a concentration in accounting from California State University, Fullerton. Mr. Waller also serves on the board of Clarient Corporation, Cardiogenesis Inc., and SenoRx, Inc., all publicly traded companies, where he is the audit committee chairman. He serves on the board of two privately held companies: Alsius Corporation, and VivoMetrics Corp. and is the audit committee chairman on each of these boards.
Class I
(Directors continuing in office with a term expiring in 2008)
     Jeffrey F. O’Donnell, 47, has served on the Company’s Board of Directors since June 1998. Mr. O’Donnell joined the Company in a management capacity in 1995, became President in January 1998 and Chief Executive Officer that June. In November 1999 Mr. O’Donnell joined PhotoMedex, Inc., a publicly traded company, as President and Chief Executive Officer and has served as a member of its Board of Directors since that date. From 1994 to 1995 Mr. O’Donnell held the position of President and CEO of Kensey Nash Corporation, a manufacturer of Cardiology Products. Additionally, he has held several senior sales and marketing management positions at Boston Scientific, Guidant and Johnson & Johnson Orthopedic. Mr. O’Donnell currently serves on the Board of Directors of Cardiac Science Corporation, a publicly traded company. Mr. O’Donnell is a graduate of LaSalle University School of Business.
     Ronald H. Coelyn, 62, has served on the Company’s Board of Directors since January 2005. Mr. Coelyn specializes in senior management and board appointments at the executive search firm The Coelyn Group, which he founded in 1992. Prior to that, Mr. Coelyn served for three years as President and Chief Operating Officer of a medical diagnostics company, American Diagnostics Corporation, where he was responsible for sales and marketing, research and development, regulatory affairs, quality systems, manufacturing and finance. Subsequently, Mr. Coelyn was Chairman, President and Chief Executive Officer of a healthcare information systems company focused on practice management and electronic medical records. Mr. Coelyn currently serves as co-Chairman of LINC (LifeSciences Industry Council) of Orange County, California, a member of the BioMedical Industry Council’s board of directors and an advisory board member of the American Heart Association.
Class II
(Directors continuing in office with a term expiring in 2009)
     Franklin D. Brown, 63, serves as the Company’s Chairman and has been a director since 2002, and was formerly a director of the private company Endologix, Inc. from 1997 to 2002. Following the merger with the former Endologix in May 2002, Mr. Brown was the Company’s Chief Executive Officer and Chairman until January 2003, when he was elected Executive Chairman. Mr. Brown served as the Company’s Executive Chairman until October 2004. Mr. Brown previously served as the Chairman and Chief Executive Officer of the former Endologix, Inc. since joining that company in 1998. From October 1994 until the sale of the company in September 1997, Mr. Brown served as Chairman, President and Chief Executive Officer at Imagyn Medical, Inc. From 1986 until the sale of the company in 1994, Mr. Brown served as President and Chief Executive Officer of Pharmacia Deltec, Inc., an ambulatory drug delivery company. Mr. Brown also serves on the board of directors of Interventional Spine, Inc., a private medical device company.

Edward B. Diethrich, M.D., 71, has served on the Company’s Board of Directors since May 2002. Dr. Diethrich was a Director for the former Endologix, Inc. from 1997 until its merger with the Company in May 2002. Dr. Diethrich has been the Medical Director and Chief of Cardiovascular Surgery of the Arizona Heart Hospital since 1997, and has been the Director and Chief of Cardiovascular Surgery at the Arizona Heart Institute from 1971 to the present.
Executive Officers
     The executive officers of the Company, other than Mr. McCormick whose biography is set forth above, are as follows:
Stefan G. Schreck, Ph.D., 47, joined the Company in February 2004 and serves as the Company’s Vice President of Research & Development and Operations. Dr. Schreck has more than 20 years of experience in research and development of medical products. Prior to joining the Company, Dr. Schreck held increasingly more responsible R&D management positions in the medical device industry. From May 1995 to April 2000, Dr. Schreck served as Director of Research in Baxter Healthcare’s Heart Valve Division. From April 2000 to August 2002, Dr. Schreck served as Senior Director R&D at Edwards Lifesciences and was responsible for the development of all surgical heart valve repair and replacement products. From August 2002 to February 2004, Dr. Schreck served as President & CEO of MediMorph Solutions Inc., an engineering and management consulting firm for the medical device industry that he founded.
Karen Uyesugi, 51, became the Company’s Vice President of Clinical, Regulatory Affairs and Quality Assurance following the Company’s merger with the former Endologix in May 2002. Ms. Uyesugi has over 25 years of both domestic and international regulatory experience in the medical device and pharmaceutical industry. The majority of her career has been involved with a wide variety of Class III and Class II medical devices ranging from implantable cardiovascular devices, neurosurgery, and general surgery products. Prior to joining the former Endologix in July 1998, Ms. Uyesugi held various positions in regulatory, clinical, and quality assurance at Neuro Navigational Corporation, Trimedyne, Inc., Baxter Healthcare, Shiley, Inc., and Allergan Pharmaceuticals.
Robert J. Krist, 57, joined the Company in August 2004 and serves as the Company’s Chief Financial Officer and Secretary. Most recently, Mr. Krist served as Chief Financial Officer of CardioNet, Inc., a privately held marketer of mobile cardiac outpatient telemetry devices and services based in San Diego, California. Mr. Krist previously served for three years as Chief Financial Officer of Irvine-based Datum, Inc., a technology manufacturer. Prior to that, Mr. Krist served for three years as Chief Financial Officer and Vice President, Field Operations, of Bridge Medical, Inc., a start-up pharmacy information systems company. Mr. Krist also held various management positions during his six years at McGaw, Inc., including Chief Financial Officer and President of the Central Admixture Pharmacy Services Division. Mr. Krist received a BS in physics from Villanova University and an MBA from the University of Southern California.
Director Independence
     All of the members of the Company’s Board of Directors, other than Messrs. McCormick and Brown are “independent” as defined in the Nasdaq Marketplace Rules. The Company’s Board has determined that no member has a relationship that would interfere with the exercise of independent judgment in carrying out his responsibilities as a director. The independence of each director is reviewed periodically to ensure that, at all times, at least a majority of the Company’s Board is independent.
Meetings of the Board of Directors
     The Board of Directors met five times during the year ended December 31, 2006. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served.
Committees of the Board of Directors
     The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Governance Committee. Each committee operates under a written charter adopted by the Board of Directors. Copies of the charters of all standing committees are available on the “Investor Relations” page on the Company’s website located at www.endologix.com.
     Audit Committee
     The Audit Committee consists of Messrs. Waller, de Greef and O’Donnell. Each member of the Audit Committee qualifies as an “independent director” in compliance with the applicable rules of the Securities and Exchange Commission and the Nasdaq Marketplace Rules. The Board of Directors has determined that each member of the Audit Committee qualifies as an “audit committee financial expert” as that term is defined by the rules and regulations of the Securities and Exchange Commission.
     The Audit Committee has the sole authority to appoint and, when deemed appropriate, replace the Company’s independent registered public accounting firm, and has established a policy of pre-approving all audit and permissible non-audit services provided by the Company’s independent registered public accounting firm. The Audit Committee has, among other things, the responsibility to review and approve the scope and results of the annual audit, to evaluate with the independent registered public accounting firm the performance and adequacy of the Company’s financial personnel and the adequacy and effectiveness of the Company’s systems and internal financial controls, to review and discuss with management and the independent registered public accounting firm the content of the Company’s financial statements prior to the filing of the Company’s quarterly reports on Form 10-Q and annual reports on Form 10-K, to establish procedures for receiving, retaining and investigating reports of illegal acts involving the Company or complaints or concerns regarding questionable accounting or auditing matters and to establish procedures for the confidential, anonymous submission by the Company’s employees of concerns or complaints regarding questionable accounting or auditing matters. The Audit Committee met four times during the year ended December 31, 2006. To ensure independence, the Audit Committee also meets separately with the Company’s independent registered public accounting firm and members of management.
     Compensation Committee
     The Compensation Committee consists of Dr. Diethrich and Messrs. Coelyn and O’Donnell, each of whom satisfies the independence standards set forth in the Nasdaq Marketplace Rules. The Compensation Committee is primarily responsible for evaluating and approving the cash and equity compensation for the Chief Executive Officer and other executive officers, and administers the Company’s employee compensation plans. The Compensation Committee held 12 meetings during the year ended December 31, 2006.
     Additional information regarding the Compensation Committee’s consideration and determination of executive officer and director compensation is included under the heading “Compensation Discussion and Analysis” beginning on page 10 below.
     Nominating and Governance Committee
     The Nominating and Governance Committee consists of Messrs. O’Donnell and de Greef, each of whom satisfy the independence standards set forth in the Nasdaq Marketplace Rules. The primary purposes of the Nominating and Governance Committee are to identify and recommend to the Board of Directors individuals qualified to serve as members of the Company’s Board of Directors and each of its committees, to develop and recommend to the Board of Directors corporate governance guidelines and to lead the Board of Directors in its annual review of its composition, effectiveness and performance. The Nominating and Governance Committee held one meeting during the year ended December 31, 2006.
Evaluation of Director Nominees
     In the case of incumbent directors whose terms of office are set to expire, the Nominating and Governance Committee reviews such directors’ overall service to the Company during their term, including their level of participation and the quality of their performance. In the case of new director nominees, the Nominating and Governance Committee screens candidates, does reference checks, prepares a biography for each candidate for the Board to review and conducts interviews. The members of the Nominating and Governance Committee and the

Company’s Chief Executive Officer interview candidates that meet the criteria described below, and the Nominating and Governance Committee recommends nominees to the Board that best suit the Board’s needs. The Nominating and Governance Committee does not intend to evaluate nominees for director any differently because the nominee is or is not recommended by a stockholder. All of the nominees for director in this proxy statement are standing for re-election. The Company does not pay a fee to any third party to identify or evaluate or assist in identifying or evaluating potential director nominees.
     The Nominating and Governance Committee believes that nominees for director must meet certain minimum qualifications, including:
•	having the highest character and integrity;

•	having business or other experience that is of particular relevance to the Company;

•	having sufficient time available to devote to the affairs of the Company; and

•	being free of any conflicts of interest which would violate any applicable law or regulations or interfere with the proper performance of the responsibilities of a director.
Stockholder Nominations of Directors
     The Nominating and Governance Committee will consider stockholder recommendations for directors sent to the Nominating and Governance Committee, c/o Corporate Secretary, Endologix, Inc., 11 Studebaker, Irvine, California 92618. Stockholder recommendations for directors must include: (1) the name and address of the stockholder recommending the person to be nominated and the name and address of the person or persons to be nominated, (2) a representation that the stockholder is a holder of record of stock of the Company, (3) a description of all arrangements or understandings between the stockholder and the recommended nominee, if any, (4) such other information regarding the recommended nominee as would be required to be included in a proxy statement filed pursuant to Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) had the nominee been nominated, or intended to be nominated, by the Board of Directors, and (5) the consent of the recommended nominee to serve as a director of the Company if so elected. The stockholder must also state if they intend to appear in person or by proxy at the annual meeting to nominate the person specified in the notice. In accordance with the Company’s bylaws, the notice containing the nomination must be received by the Company not less than 90 days prior to the annual or special meeting of stockholders or, in the event less than 100 days notice or prior public disclosure of the date of the annual or special meeting has been given, then no later than 10 days after such notice has been given.
Communications with the Board of Directors
     The Board of Directors provides a process for stockholders to send communications to the Board. Stockholders can send communications to the Board of Directors, or an individual director, by sending a written communication to: Endologix, Inc., 11 Studebaker, Irvine, California 92618, Attn: Corporate Secretary. All communications sent to this address are sent to the specific directors identified in the communication or if no directors are identified, the communication is delivered to the Chairman of the Board. The Company does not have a policy with respect to director attendance at annual meetings of the Company’s stockholders. Historically, other than employees of the Company, few stockholders have attended the Company’s annual meetings. Five directors, two of whom were employees of the Company, attended the Company’s annual meeting in 2006.
Code of Ethics
     The Company has adopted a Code of Conduct and Ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the Code of Conduct and Ethics is available on the “Investor Relations” page on the Company’s website at www.endologix.com, and a copy may also be obtained by any person, without charge, upon written request delivered to Endologix, Inc., Attn: Corporate Secretary, 11 Studebaker, Irvine, California 92618. The Company will disclose any amendment to, or waiver from, a provision of the Code of Conduct and Ethics by posting such information on the Company’s website at the above address.
Section 16(a) Beneficial Ownership Reporting Compliance
     The members of the Company’s Board of Directors, the Company’s executive officers and persons who hold more than 10% of the Company’s outstanding common stock are subject to the reporting requirements of Section 16(a) of the Securities Exchange Act of 1934 which requires them to file reports with respect to their ownership of the common stock and their transactions in such common stock. Based upon (i) the copies of Section 16(a) reports that the Company received from such persons for their 2006 fiscal year transactions in the common stock and their common stock holdings and/or (ii) the written representations received from one or more of such persons that no other reports were required to be filed by them for the 2006 fiscal year, the Company believes that all reporting requirements under Section 16(a) for such fiscal year were met in a timely manner by the Company’s executive officers, Board members and greater than 10% stockholders, except that Ms. Uyesugi sold 34,891 shares of common stock on November 1, 2006 under a Rule 10(b)5-1 plan, which was reported on a Form 4 filed on November 9, 2006.
Compensation Committee Interlocks and Insider Participation
     None of the Company’s executive officers served on the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company’s Board of Directors or Compensation Committee.
Related Party Transactions
     The Company has not entered into a transaction with any related person since the beginning of the Company’s 2006 fiscal year.
     The Audit Committee is responsible for reviewing and approving any proposed transaction with any related person. Currently, this review and approval requirement applies to any transaction to which the Company will be a party, in which the amount involved exceeds $120,000, and in which any of the following persons will have a direct or indirect material interest: (a) any of the Company’s directors or executive officers, (b) any nominee for election as a director, (c) any security holder who is known to the Company to own of record or beneficially more than five percent of any class of the Company’s voting securities, or (d) any member of the immediate family (as defined in Regulation S-K, Item 404) of any of the persons described in the foregoing clauses (a)-(c).
     In the event that management becomes aware of any related person transaction, management will present information regarding such transaction to the Audit Committee for review and approval.
Compensation Discussion and Analysis
Overview
     This compensation discussion and analysis (“CD&A”) is intended to provide context for the decisions underlying the compensation reported in the executive compensation tables included in this Proxy Statement for the Company’s Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and the Company’s two other executive officers. These four executive officers are collectively referred to as the “Named Executive Officers” or the “NEOs”. The Compensation Committee of the Company’s Board of Directors is responsible for policies and decisions regarding the compensation and benefits for NEOs.
     The Compensation Committee of the Board of Directors evaluates and approves the base salary and bonuses to be paid to the Company’s executive officers each fiscal year. In addition, the Compensation Committee administers the Company’s equity compensation plans with respect to option grants and stock issuances made thereunder to officers and other key employees. The Compensation Committee hired Remedy Compensation Consulting, an independent consulting firm, in March 2007 to prepare a direct compensation assessment for the Company’s executives, and to conduct a competitive Board pay assessment. The Company previously had not utilized any compensation consultants.
Generally, the Company strives to establish compensation practices and provide compensation opportunities that attract, retain and reward its executives and strengthen the mutuality of interests between its executives and the Company’s shareholders in order to motivate them to maximize shareholder value. The primary goals of the Company’s executive compensation program are:
•	motivation of the Company’s executive officers to cause the Company to achieve the best possible financial and operational results;

•	attraction and retention of high quality executives who can provide effective leadership, consistency of purpose and enduring relations with relevant stakeholders; and

•	alignment of long-term interests of the Company’s executive officers with those of the Company’s shareholders.
     In making decisions about total compensation to each executive officer, the Compensation Committee considers Company performance against internal plans, Company performance within the context of its peer group, and individual performance against specific job responsibilities. Company performance is measured by revenues and earnings. The Compensation Committee makes a subjective determination regarding total compensation packages for the Company’s executive officers considering these factors in the aggregate. Additionally, the Compensation Committee evaluates the relativity of compensation among its executive officers with a view to ensure that differences properly reflect differences in title, job responsibilities and performance.
     Compensation Program Components
     The significant components of the Company’s compensation program for executive officers include base salary, incentive bonus, stock incentive awards and an employee stock purchase plan.
Base Salary
     Base salary is a fixed component of compensation, and is reviewed and adjusted annually. The goal is to provide the Company’s executives with a stable, market-competitive base of income that is commensurate with an executive’s skills, experience and contributions to the Company. Although the Compensation Committee reviewed various compensation surveys, it did not rely upon any specific survey for comparative compensation purposes. Instead, the Compensation Committee made its decisions as to the appropriate market level of base salary for each executive officer on the basis of its understanding of the salary levels in effect for similar positions at those companies with which the Company competes for executive talent. The Compensation Committee on an annual basis will review base salaries, and adjustments will be made in accordance with the factors indicated above.
Incentive Bonus
     The Endologix Employee Bonus Plan provides the Compensation Committee with discretionary authority to award cash bonuses to the Chief Executive Officer and to the other executive officers in accordance with recommendations made by the Chief Executive Officer. The awards are based upon the extent to which financial and performance targets are met and the contribution of each such officer to the attainment of such targets. For fiscal year 2006, the performance targets for each of the executive officers included gross sales, cash management, cost containment, engineering product goals, manufacturing goals and regulatory milestone goals. The weight given to each factor varied from individual to individual. In 2006, the maximum total potential bonus was limited to 30% of base salary for three NEO’s and 35% for the CEO.
Stock Incentive Awards
     Stock option awards are issued under the Company’s 2006 Stock Incentive Plan and provides the Board with the ability to align the interests of the executive officer with those of the stockholders and provide each individual with a significant incentive to manage the Company from the perspective of an owner with an equity stake in the business. The number of shares subject to each option grant is based upon the officer’s tenure, level of responsibility and relative position in the Company. The Company has established general guidelines for making option grants to the executive officers in an attempt to target a fixed number of unvested option shares based upon the individual’s position with the Company and their existing holdings of unvested options. However, the Company does not adhere strictly to these guidelines and will vary the size of the option grant made to each executive officer as it feels the circumstances warrant. Each grant allows the officer to acquire shares of the Company’s common stock at a fixed price per share (the market price on the grant date) over a specified period of time (up to 10 years from the date of grant). The option normally vests in periodic installments over a four-year period, contingent upon the executive officer’s continued employment with the Company. Accordingly, the option will provide a return to the executive officer only if he or she remains in the Company’s employ and the market price of the Company’s common stock appreciates over the option term. Stock option awards are intended to retain executives by providing a compelling incentive for the participating executives to remain with the Company. In any given year, the Compensation Committee may elect to grant stock options or other stock incentive awards, such as restricted stock or restricted stock units, depending on the Committee’s assessment of Company performance, business conditions, strategic goals and plans, and executive retention risk.
Employee Stock Purchase Plan
     The Company also offers an Employee Stock Purchase Plan to an eligible employee (including the Named Executive Officers) that provides an opportunity to purchase the Company’s common stock through payroll deductions as a means of purchasing the common stock of the Company.
Summary Compensation Table
     The following table sets forth summary compensation information for the year ended December 31, 2006 for the Company’s CEO, CFO and each of its executive officers as of the end of the last fiscal year whose total compensation exceeded $100,000.

			Option	Non-Equity
			Awards	Incentive Plan	Total
Name and Principal Position	Year	Salary ($)	($)(1)	Compensation ($)(2)	($)
Paul McCormick, President and Chief Executive Officer	2006	$325,000	$200,285	$76,781	$602,066
Robert J. Krist, Chief Financial Officer	2006	$207,000	$121,424	$53,872	$382,296
Karen Uyesugi, Vice President, Clinical and Regulatory Affairs and Quality Assurance	2006	$194,000	$92,621	$46,618	$333,239
Stefan G. Schreck, Vice President, Research and Development/Operations	2006	$194,000	$149,645	$41,526	$385,171

(1)	Represents amounts that the Company recognized as compensation expense in its financial statements for 2006 as determined under Statement of Financial Accounting Standards 123R (“FAS 123R”), excluding the effect of the forfeiture estimate. The amounts are the expense for options granted in 2006 and prior years.

(2)	In 2006, the Company achieved certain financial and non-financial goals that were established by the Compensation Committee in December 2005. Incentive bonus amounts were paid in January 2007, but were expensed in 2006 and have been included here as 2006 Bonus Compensation.

Grants of Plan-Based Awards in 2006 Fiscal Year
     The following table summarizes grants of awards pursuant to plans made to Named Executive Officers during the year ended December 31, 2006.

						All Other
						Option Awards:
			Estimated Future Payouts Under			Number of	Exercise or	Closing
			Non-Equity Incentive Plan			Securities	Base Price	Price on
			Awards			Underlying	of Option	Grant
	Grant		Threshold	Target	Maximum	Options	Awards	Date
Name	Date		($)	($)	($)	(#) (2)	($ / Share)	($ / Share)
Paul McCormick	5/23/2006	(1)	$0	$113,750	$113,750	100,000	$3.40	$3.40
Robert J. Krist	5/23/2006	(1)	$0	$62,100	$62,100	30,000	$3.40	$3.40
Karen Uyesugi	5/23/2006	(1)	$0	$58,200	$58,200	40,000	$3.40	$3.40
Stefan G. Schreck	1/17/2006	(1)	$0	$58,200	$58,200	20,000	$7.12	$7.12
	5/23/2006					30,000	$3.40	$3.40

(1)	The amounts reported in this row represent the range of potential awards under the threshold, target, and maximum performance objectives established by the Compensation Committee in December 2005.

(2)	This column shows the number of shares underlying stock option grants made in January 2006 under the 1996 Stock Option/Stock Issuance Plan and May 2006 under the 2006 Stock Incentive Plan.
Option Exercises
     No Named Executive Officer exercised any options during the year ended December 31, 2006.
Outstanding Equity Awards at 2006 Fiscal Year-End
     The following table summarizes outstanding equity awards held by Named Executive Officers as of December 31, 2006.

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	(#) (1)	(#) (1)	Price	Expiration
Name	Exercisable	Unexercisable	($/Share)	Date (2)

Paul McCormick	75,000	25,000	$3.92	12/11/2013
	41,667	58,333	$5.81	4/4/2015
	—	100,000	$3.40	5/23/2016
Robert J. Krist	58,333	41,667	$5.55	8/18/2014
	7,958	11,142	$5.81	4/4/2015

	Option Awards
	Number of	Number of
	Securities	Securities
	Underlying	Underlying
	Unexercised	Unexercised	Option
	Options	Options	Exercise	Option
	(#) (1)	(#) (1)	Price	Expiration
Name	Exercisable	Unexercisable	($/Share)	Date (2)
	—	30,000	$3.40	5/23/2016
Karen Uyesugi	49,584	—	$0.85	8/6/2012
	22,500	7,500	$3.92	12/11/2013
	24,958	34,942	$5.81	4/4/2015
	—	40,000	$3.40	5/23/2016
Stefan G. Schreck	35,417	14,583	$6.00	2/26/2014
	15,625	9,375	$4.70	6/17/2014
	19,333	27,067	$5.81	4/4/2015
	—	20,000	$7.12	1/17/2016
	—	30,000	$3.40	5/23/2016

(1)	Each option vests 25% upon the first anniversary of the grant date and then in equal monthly installments over the next three years. Options are fully vested upon the fourth anniversary of the grant date. In addition, the vesting of these options may fully accelerate upon a change in control of the Company pursuant to written agreements entered into with each of the Named Executive Officers.

(2)	Options expire ten years from the grant date.
Compensation of Directors
     Non-employee directors each receive a fee of $1,500 per quarter, $2,000 for each Board meeting attended in person and reimbursement for certain travel expenses and other out-of-pocket costs. Members of Board committees, other than the Audit Committee, each receive an additional fee of $500 for each committee meeting attended. Additionally, each member of the Audit Committee is entitled to a fee of $1,000 per meeting attended and the chairman of the Audit Committee is entitled to an additional quarterly retainer of $1,000. In addition, each individual who first becomes a non-employee Board member, whether elected by the stockholders or appointed by the Board, automatically is granted, at the time of such initial election or appointment, an option to purchase 30,000 shares of common stock at the fair market value per share of common stock on the grant date, which vests in four equal annual installments.
     On the date of each annual meeting of stockholders, each individual who is to continue to serve as a non-employee Board member after the annual meeting will receive an additional option grant to purchase 20,000 shares of common stock, which vests upon the completion of one year of board service. The Chairman of the Board receives an option grant to purchase 50,000 shares of common stock, which also vests upon the completion of one year of Board service.
Director Compensation Paid for the 2006 Fiscal Year
     The following table summarizes the compensation paid to each of the Company’s directors, other than Mr. McCormick, during the fiscal year ended December 31, 2006.

	Fees Earned or		All Other
	Paid in Cash	Option Awards	Compensation	Total
Name	($) (1)	($) (2)	($) (3)	($)

Franklin D. Brown (1)	$—	$125,274	$150,000	$275,274
Ronald H. Coelyn	$13,500	$81,701	$—	$95,201
Roderick de Greef	$16,500	$49,736	$—	$66,236

	Fees Earned or		All Other
	Paid in Cash	Option Awards	Compensation	Total
Name	($) (1)	($) (2)	($) (3)	($)

Edward B. Diethrich	$9,000	$49,736	$—	$58,736
Jeffrey F. O’Donnell	$16,000	$50,670	$—	$66,670
Gregory D. Waller	$22,500	$49,736	$—	$72,236

(1)	Reflects cash compensation earned for fiscal year end 2006 for meeting attendance and annual retainer. Annual retainers are paid in quarterly installments and prorated for any portion of a year during which a director serves.

(2)	Represents amounts that the Company recognized as compensation expense in its financial statements for 2006 as determined under FAS 123R, excluding the effect of the forfeiture estimate. The amounts are the expense for options granted in 2006 and prior years.
     The following table sets forth the number of shares underlying outstanding stock options (vested and unvested) held by each of the directors as of the end of the 2006 fiscal year. Directors did not hold any unvested shares of restricted stock as of the end of the 2006 fiscal year.

Shares underlying
options at 2006
Director	fiscal year end

Franklin D. Brown	212,500
Ronald H. Coelyn	70,000
Roderick de Greef	85,000
Edward B. Diethrich	60,000
Jeffrey F. O’Donnell	295,417
Gregory D. Waller	85,000

(3)	Represents compensation for Mr. Brown as an employee of the Company during 2006.
Severance and Change-in-Control Arrangements for Executive Officers
     The Company has entered into employment agreements on October 18 of each year with each of its Named Executive Officer’s. Unless thirty days notice is provided by either party to the agreement before the expiration date, the agreement automatically renews for successive one-year terms. The agreement provides that if the Company terminates the executive officer’s employment without cause or he or she resigns for good reason, the executive officer is entitled to his or her base salary and continued benefits for six months, all stock options that would have vested over the following six months will vest immediately upon termination and he or she would be entitled to a prorated payment equal to the target bonus amount for which he or she would have been eligible for the year of termination. In addition, in the event the executive officer is terminated, or resigns for good reason, in connection with a change in control, the executive officer is entitled to his or her base salary and continued benefits for twelve months, all stock options will accelerate and vest and he or she would be entitled to a prorated payment equal to the target bonus amount for which he or she would have been eligible for the year of termination.

Potential Payments upon Termination or Change in Control
     The following table summarizes the amounts that would become payable to each of the Company’s Named Executive Officers pursuant to the change in control agreements described above.

		Before Change in	After Change in
		Control	Control
		Termination	Termination
		without Cause or for	without Cause or
Name	Benefit	Good Reason	for Good Reason

Paul McCormick	Severance Pay (1)	$162,500	$325,000
	Bonus Pay (2)	$56,875	$113,750
	Stock option vesting acceleration (3)	52,083	183,333
	Continuation of Benefits(4)	$7,073	$14,075
Robert J. Krist	Severance Pay (1)	$103,500	$207,000
	Bonus Pay (2)	$31,050	$62,100
	Stock option vesting acceleration (3)	23,013	82,809
	Continuation of Benefits(4)	$2,260	$4,520
Karen Uyesugi	Severance Pay (1)	$97,000	$194,000
	Bonus Pay (2)	$29,100	$58,200
	Stock option vesting acceleration (3)	22,071	82,442
	Continuation of Benefits(4)	$2,260	$4,520
Stefan G. Schreck	Severance Pay (1)	$97,000	$194,000
	Bonus Pay (2)	$29,100	$58,200
	Stock option vesting acceleration (3)	30,383	101,025
	Continuation of Benefits(4)	$7,073	$14,075

(1)	“Before Change in Control” NEO is entitled to his or her base salary for six months. “After Change in Control” NEO is entitled to his or her base salary for twelve months.

(2)	“Before Change in Control” six month potential bonus amount shown, assuming 100% target was met, but would be prorated equal to the target bonus amount for which he or she would be entitled for the year of termination. “After Change in Control” twelve month potential bonus amount shown, assuming 100% target was met, but would be prorated equal to the target bonus amount for which he or she would be entitled for the year of termination.

(3)	“Before Change in Control” shares represent all stock options that would have vested in the six months following December 31, 2006, as they would vest immediately. “After Change in Control” shares represent all stock options as of December 31, 2006, as they would all vest immediately.

(4)	“Before Change in Control” represents continuation of benefits through COBRA payments for six months. “After Change in Control” represents continuation of benefits through COBRA payments for twelve months.

Compensation Committee Report
     The Compensation Committee of the Board has reviewed and discussed with management the information provided under the heading “Compensation Discussion and Analysis” in this proxy statement required by Item 402(b) of Regulation S-K. Based on such review and discussions, the Compensation Committee recommended to the Board that this compensation Discussion and Analysis be included in this proxy statement.
The Compensation Committee
Ronald Coelyn
Edward B. Dietrich, M.D.
Jeffrey O’Donnell

PROPOSAL TWO
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP to continue as the independent registered public accounting firm for the year ending December 31, 2007. The Company is asking the stockholders to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2007 and to perform other appropriate services. PricewaterhouseCoopers LLP audited the Company’s financial statements for the year ended December 31, 2006. A representative of PricewaterhouseCoopers LLP is expected to be present at the Annual Meeting to respond to stockholders’ questions, and that representative will be given an opportunity to make a brief presentation to the stockholders if he or she so desires and will be available to respond to appropriate questions.
Pre-Approval Policy for Non-Audit Services
     The Audit Committee reviews and pre-approves all non-audit services to be performed by the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, subject to certain de minimis exceptions. Such pre-approval is on a project by project basis. During 2006, PricewaterhouseCoopers LLP did not provide any non-audit services to the Company.
Audit Fees
     The following table sets forth the aggregate fees billed to the Company by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2005 and December 31, 2006:

	December 31,	December 31,
	2005	2006
Audit Fees (1)	$703,167	$517,960
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	1,500

Total	$703,167	$519,460

(1)	Includes fees for professional services rendered for the audit of the Company’s annual financial statements, the audit of management’s assessment of internal control over financial reporting and the effectiveness of internal control, reviews of the financial statements included in quarterly reports on Form 10-Q and services that are normally provided by the Company’s independent registered public accounting firm in connection with the Company’s statutory and regulatory filings.
Recommendation of the Board of Directors
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007.
Report of the Audit Committee of the Board of Directors
     Management is responsible for the Company’s internal control over financial reporting and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. The Company’s independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and to issue a report on the Company’s financial statements and of its internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees, as amended).
     The Company’s independent registered public accounting firm also provided to the Audit Committee the written disclosure required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence.
     Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm and the Audit Committee’s review of the representations of management and the report of the independent registered public accounting firm to the Audit Committee, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission.
Members of the Audit Committee
Gregory D. Waller
Jeffrey O’Donnell
Roderick de Greef
The material in this report is not “soliciting material” and is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

DEADLINE FOR RECEIPT OF
STOCKHOLDER PROPOSALS FOR 2008 ANNUAL MEETING
     If the Company holds its 2008 annual meeting of stockholders on or about the same time as this year’s Annual Meeting, then any stockholder desiring to submit a proposal for action at the 2008 annual meeting of stockholders should arrange for such proposal to be delivered to the Company at its principal place of business no later than December 27, 2007, in order to be considered for inclusion in the Company’s proxy statement relating to that meeting. However, if the Company holds its 2008 annual meeting of stockholders on a date that is more than 30 days earlier or later than this year’s Annual Meeting, then a stockholder proposal must be received by the Company at its principal place of business in a reasonable amount of time prior to when the Company begins to print and mail its proxy materials. Matters pertaining to such proposals, including the number and length thereof, the eligibility of persons entitled to have such proposals included and other aspects are regulated by the Exchange Act, rules and regulations of the SEC and other laws and regulations.
     SEC rules also establish a different deadline, the discretionary vote deadline, for submission of stockholder proposals that are not intended to be included in the Company’s proxy statement with respect to discretionary voting. The discretionary vote deadline for the 2008 annual meeting of stockholders is March 1, 2008 (which is at least 45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the discretionary vote deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company’s 2008 annual meeting of stockholders.
     The Company was not notified of any stockholder proposals to be addressed at this Annual Meeting. Because the Company was not provided notice of any stockholder proposal to be included in the proxy statement within a reasonable time before mailing, the Company will be allowed to use its voting authority if any stockholder proposals are raised at the meeting.
OTHER BUSINESS
     The Board of Directors is not aware of any other matter which may be presented for action at the Annual Meeting. Should any other matter requiring a vote of the stockholders arise, it is intended that the proxy holders will vote on such matters in accordance with their best judgment.
BY ORDER OF THE BOARD OF DIRECTORS
Paul McCormick
President and Chief Executive Officer
April 18, 2007

PROXY ENDOLOGIX, INC.
Proxy Solicited by the Board of Directors
Annual Meeting of Stockholders – May 22, 2007
     The undersigned hereby nominates, constitutes and appoints Paul McCormick and Robert J. Krist, and each of them individually, the attorney, agent and proxy of the undersigned, with full power of substitution, to vote all stock of ENDOLOGIX, INC. which the undersigned is entitled to represent and vote at the 2007 Annual Meeting of Stockholders to be held at the company’s offices at 11 Studebaker, Irvine, California 92618 on May 22, 2007, at 8:00 a.m., Pacific time, and at any and all adjournments or postponements thereof, as fully as if the undersigned were present and voting at the meeting, as follows:
THE DIRECTORS RECOMMEND A VOTE “FOR” ITEMS 1 and 2.

1.	ELECTION OF DIRECTORS:

	☐	FOR	☐	WITHHOLD AUTHORITY
		all nominees listed below (except as marked to the contrary below)		to vote for all nominees listed below

Election of the following nominees as directors: Paul McCormick, Roderick de Greef and Gregory D. Waller.

(Instructions: To withhold authority to vote for any nominee, print that nominee’s name in the space provided below.)

2.	RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007:

☐ FOR	☐ AGAINST	☐ ABSTAIN
IN THEIR DISCRETION, ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

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     IMPORTANT—PLEASE SIGN AND DATE ON OTHER SIDE AND RETURN PROMPTLY
     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, SUCH SHARES WILL BE VOTED “FOR” THE ELECTION OF THE DIRECTORS NAMED ON THE REVERSE SIDE OF THIS PROXY AND “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS, LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2007.

Date: , 2007

(Signature of stockholder)
Please sign your name exactly as it appears hereon. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such.
     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN AND RETURN THIS PROXY, WHICH MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

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